The Central Europe and Russia Fund, Inc.

345 Park Avenue
New York, NY 10154

The Central Europe and Russia Fund, Inc. Makes Preliminary Filing
for Rights Offering

FOR IMMEDIATE RELEASE

        NEW YORK, NEW YORK, January 9, 2004 – The Central Europe and Russia Fund, Inc. (NYSE: CEE) announced today that it filed with the Securities and Exchange Commission a preliminary registration statement for a rights offering to the Fund’s shareholders. The rights offering will commence only upon further approval by the Fund’s Board of Directors and remains subject to market conditions.

Should the Fund’s Board approve moving forward with a rights offering, commencement of the offer will be announced via press release and the definitive terms of the offer, including the subscription price, will be included in the prospectus. While final terms of such an offer will depend on market conditions at the time of commencement, the Fund is contemplating issuing transferable rights to purchase one share for every three shares currently outstanding.

The Central Europe and Russia Fund, Inc. is a non-diversified, closed-end investment company seeking long term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. Its shares are listed on the New York Stock Exchange under the symbol “CEE”. Because the Fund is non-diversified it can take larger positions in fewer companies, increasing its overall risk profile. Investments in securities of foreign issuers present greater risks including currency fluctuations and changes in political/economic conditions. Foreign securities markets generally exhibit greater price volatility and are less liquid than the US markets.

Before investing in the Fund, investors should carefully consider the investment objectives, risks, and charges and expenses of the Fund. This information can be found in the Fund’s prospectus on file with the Securities and Exchange Commission. An investor should carefully read the Fund’s prospectus before investing.

For further information please contact:

James Beale Investor Inquiries (212) 326.6258	Judith Inosanto Media Inquiries (212) 326.6746

This announcement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The offer will be made only by means of a prospectus and only after the registration statement on file with the Securities and Exchange Commission has been declared effective. The final terms of the offer may be different from those discussed above.

Effective June 24, 2003, the fund’s name and investment policies changed. The fund’s former name was The Central European Equity Fund, Inc.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Not FDIC Insured/No Guarantee/May Lose Value.

(1/04) 27901